UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 28, 2020

Commission File Number:  001-38819

Super League Gaming, Inc.
(Exact name of registrant as specified in its charter.)

Delaware
(State or other jurisdiction of incorporation or organization)
47-1990734
(IRS Employer Identification No.)

2906 Colorado Ave., Santa Monica, California 90404
(Address of principal executive offices)

(802) 294-2754
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ x ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, par value $0.001 per share
Trading Symbol(s)
SLGG
Name of exchange on which registered
Nasdaq Capital Market

Item 8.01 Other Events.

On March 4, 2020, as extended March 25, 2020, the U.S. Securities and Exchange Commission (the "Commission") issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the "Order"). The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

Super League Gaming, Inc. (the "Company") is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the filing of its Definitive Proxy Statement (the "Proxy Statement") relating to its annual meeting of stockholders to be held in 2020, including the information omitted from the Company's Annual Report on Form 10-K for the year ended December 31, 2019, pursuant to General Instruction G(3) of Form 10-K (the "Part III Information"), as a result of the circumstances set forth below.

The Company's operations and business have experienced disruption due to the unprecedented conditions surrounding the COVID-19 pandemic, including the implementation of certain aspects of the Company's short-term business plan. In addition, the pandemic has caused the Company's office in Santa Monica, California to close due to a stay at home order in place for California residents and issued a work from home policy to protect its employees and their families from potential virus transmission among co-workers. The disruption to the Company's business, as well as the office closure and work from home policy have, in turn, caused a delay in the preparation and filing of the Proxy Statement. The Company is working on a remote basis to complete and file the Proxy Statement, including the Part III Information, as quickly as possible. Notwithstanding the foregoing, the Company expects to file the Proxy Statement, including the Part III Information, no later than June 14, 2020 (which is 45 days from the Proxy Statement's original filing deadline of April 29, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Super League Gaming, Inc.

Date:   April 28, 2020
By:	/s/ Ann Hand

Name: Ann Hand
Title: Chief Executive Officer